CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 20, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Axiom Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                       333-36522                 75-2853946
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)
                            US Representative Office
                               8324 Delgany Avenue
                             Playa del Rey, CA 90293
               (Address of principal executive offices (zip code))

                                 (310) 301-7728
                              (310) 301-7748 (fax)
              (Registrant's telephone number, including area code)

                       Wickliffe International Corporation
                               709-B West Rusk#580
                               Rockwall, TX 75087
                        (Former Name and Former Address)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On March 14, 2003, we completed a Share Exchange (the "Share Exchange ") with Werke Pharmaceuticals, Inc. ("Werke"), a Delaware corporation formed to develop and finance the growth of Chinese based pharmaceutical companies. As a result of the Share Exchange, Werke became our wholly owned subsidiary. The shareholders of Werke now own the majority of our voting stock. To accomplish the Share Exchange, we issued an aggregate of 11,420,000 shares of our Common Stock in exchange for all of the issued and outstanding capital stock of Werke from the shareholders of Werke. The shares issued to the Werke Shareholders were issued to 25 US accredited investors pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and to 33 non-U.S. persons pursuant to a claim of exemption under Regulation S promulgated under the Securities Act.

Pursuant to the terms of the Amended and Restated Share Exchange Agreement dated as of December 12, 2002 (the "Share Exchange Agreement"), the board of directors and officers of Werke have been appointed as our directors and officers and Charles Smith has resigned as a director and as our president, chief executive officer, chief financial officer, and secretary. Also pursuant to the terms of the Share Exchange Agreemeny, Charles Smith, the owner of 1,000,000 shares (59.9%) of our common stock prior to the Share Exchange, agreed to cancel 242,500 shares to treasury.



Immediately following the completion of the Share Exchange, we have 12,846,680 shares of Common Stock issued and outstanding. The Share Exchange provided Werke shareholders with approximately 88.89% of our issued and outstanding voting shares. The Share Exchange does not require the approval of our shareholders. A copy of the Share Exchange Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein.1 The foregoing description is modified by such reference.

As a result of the transaction with Werke and the related issuance of 11,420,000 shares of our Common stock to Werke shareholders, the following persons are known to own 5% or more of our Voting Stock:

                                              NUMBER OF VOTING SHARES        PERCENT OF OUTSTANDING
                                                                                 VOTING SHARES
NAME AND ADDRESS*

Ms. Wang Wei Shi                                   3,517,000                        27.37%
F.3004 Sankei Torch Bldg, 262A Shifu Road
Shenyang City, Liaoning Province
Peoples Republic of China

Douglas C. MacLellan (1)                             669,400 (1)(2)                  5.21%
8324 Delgany Avenue
Playa Del Rey, California 90293

Byrle Lerner                                       1,000,000                         7.78%
2904 Via Campesina
Palo Verdes Estates, CA 90274

That Ngo PhD.                                        310,000                         2.41%
8324 Delgany Avenue
Playa Del Rey, California 90293

Mark Elenowitz(2)                                    293,600(3)                      2.28%
15245 Shady Grove Road, Ste 400
Rockville, Maryland 20850

Tom Wang                                             500,000                         3.89%
1555 Bradbury Road
San Marino, California 91108

Charles Smith                                        757,500                         5.89%
709-B West Rusk #580
Rockwall, Texas   75087

All directors and officers                         5,290,000                        41.17%
as a group (5 persons)


* Included in this table are persons who may not own 5% of our outstanding Voting Stock but who currently hold positions as our officers or directors.



--------------------------
1 Section 3(l) of the Share Exchange Agreement and Schedule 6(g) to the Share Exchange Agreement were modified at closing with the consent of all parties. The as modified Share Exchange Agreement is attached hereto.

         (1) Mr. MacLellan is a one hundred (100%) percent shareholder of The MacLellan Group, which owns 90,000 shares of our voting stock and Mr. MacLellan is a sixty (60%) percent shareholder of Broadband Access Market Space, LTD, which owns 174,000 shares of our voting stock. Mr. MacLellan owns 475,000 shares of our voting shares directly. Therefore, Mr. MacLellan beneficially owns 669,400 Shares of our voting stock.

         (2) Mr. Elenowitz is a one hundred (100%) percent shareholder of MHE, Inc., which owns 30,400 of our voting shares . Additionally, MHE, Inc. is a forty percent (40%) member of TriPoint Capital Holdings, LLC, which owns 598,000 shares of our voting stock. Mr. Elenowitz is also the beneficial owner of 24,000 shares through Investor Communications Company, LLC ("ICC"), which owns 120,000 shares of our voting stock. Therefore, Mr. Elenowitz beneficially owns 293,600 shares of our voting stock. Mr. Elenowitz owns 100% of ICC, however he only benefited from 24,000 shares as the remaining 96,000 shares were dispersed to ICC consultants pursuant to compensation arrangements.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As a result of the Share Exchange, we acquired 100% ownership of Werke Pharmaceuticals, Inc. ("Werke").

BACKGROUND OF WERKE

Werke was formed for the purpose of developing and financing the growth of Chinese-based pharmaceutical companies serving China's burgeoning economy and population. In 2001, WERKE and Shenyang Tianwei Pharmaceutical Factory ("STPF"), a Chinese Corporation, formed a Sino-foreign equity joint venture in order to finance and expand Shenyang Tianwei Werke Pharmaceutical Co. Ltd. ("STWP), an existing northern China-based pharmaceutical manufacturing and sales company. Formerly, through the joint venture structure, 55% of STWP was owned by STPF and 45% was owned by WERKE. On December 9, 2002, STPF exercised its right, under the terms of the joint venture, to convert its interest in STWP into equity in WERKE so that WERKE now owns 100% of STWP.

STPF is located in the City of Shenyang, Province of Liaoning, China. It is a manufacturer of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic sales.

STWP operates in both the Over the Counter ("OTC") and the prescription pharmaceutical products market segments. According to Amaroq Capital, LLC2, the Chinese OTC market is estimated to be approximately US$2.3 billion in 2000. OTC sales in China represent 10-15 percent of the total synthetic drug market (including imported, JV and domestic products). However, in selected urban centers, the OTC market represents approximately 30 percent. Based on the high growth rates over the past decade, averaging at 20 percent a year, it is anticipated that Chinese OTC market will reach approximately US$5 billion in 2004, and US$ 7 billion in 2007. The drivers for this include the consumer's increased confidence in self-medicating, the expansion of retail distribution through chain pharmacies and independent pharmacies, and legislation that supports off-budget sales of OTC products, while at the same time, reducing the retail prices for medications sold by prescription, tax reform increasing the tax deductible expenditure for advertising, improved distribution and supply chain management.

Our vision is for STWP to become a premier China-based US GMP3 pharmaceutical manufacturer and distributor targeting and penetrating the markets of China, Hong Kong, Taiwan, Korea, The Philippines, Indonesia, Malaysia, Singapore and

--------------------------
2 Amaroq Capital, LLC is an independent consultant that has been engaged by Werke to prepare a valuation analysis of STPF. Under the terms of Amaroq's engagement, Amaroq was paid $4,000 by Werke for preparation of the analysis.
3 GMP refers to the Good Manufacturing Practice Regulations promulgated by the US Food and Drug Administration under the authority of the Federal Food, Drug and Cosmetic Act. These regulations, which have the force of law, require that manufacturers, processors, and packagers of drugs, medical devices, some food, and blood take proactive steps to ensure that their products are safe, pure, and effective. GMP regulations require a quality approach to manufacturing, enabling companies to minimize or eliminate instances of contamination, mix-ups, and

Thailand. The growth plan includes expanding the breadth of the existing product line with new pharmaceutical products licensed from North America and Europe.
STWP intends to locate a new US GMP plant in a special economic zone in Shenyang. We believe this growth strategy, coupled with the existing facility's history, will provide increased revenues, greater gross profit margins and higher net profits. Werke will augment this strategy by providing strategic planning, North American-based management and financial controls, North American product licensing expertise, international market development activities, North American corporate governance, and US GMP standardization compliance advice. After the Company achieves US GMP standardization, the Company intends to expand its marketing and sales reach to cover exports to North America, Asia-Pacific, Africa and Europe. In addition, the Company plans to actively seek and engage, foreign ethical drug marketers that are searching for low cost manufacturers for their high demand medications.

We intend to pursue this vision using four major initiatives: (a) the construction of new facilities that meet US GMP standards; (b) the continuation and expansion of existing successful manufacturing and regional marketing strategies in China and the Asia-Pacific region; (c) the enlargement of existing product lines by licensing U.S. and European based high quality, high margin, ethical and OTC pharmaceutical products for sale in Asia-Pacific; and (d) the development of a unique family of OTC pharmaceutical and products for sale in North America.

                                  RISK FACTORS

Our securities involve a high degree of risk. You should consider the following factors in addition to other information provided herein.

Competition. We compete with many domestic and international companies in our global markets. Many of our competitors are larger and more highly capitalized, with greater name recognition than ourselves. We compete with such companies on brand name, quality of services, level of expertise, advertising, product and service innovation and differentiation of product and services. As a result, our ability to secure significant market share may be impeded.

Dependence on Key Existing and Future Personnel. Our success will depend, to a large degree, upon the efforts and abilities of our officers and key management employees. The loss of the services of one or more of our key employees could have a material adverse effect on our operations. In addition, as our business plan is implemented, we will need to recruit and retain additional management and key employees in virtually all phases of our operations. Key employees will require not only a strong background in our industry but a familiarity with language and culture in the markets in which we compete. We cannot assure that we will be able to successfully attract and retain key personnel.

Dependence on Future Financings. Although we anticipate having cash flow positive operations, additional capital is required to pursue the following initiatives: (a) the construction of new facilities that meet US GMP standards;
(b) the continuation and expansion of existing successful manufacturing and regional marketing strategies in China and the Asia-Pacific region; (c) the enlargement of existing product lines by licensing U.S. and European based high quality, high margin, ethical and OTC pharmaceutical products for sale in Asia-Pacific; and (d) the development of a unique family of OTC pharmaceutical and products for sale in North America. There can be no assurance that additional capital will be raised and or will be sufficient to underwrite the costs associated with these four initiatives. Furthermore there can be no assurance that if these four initiatives are underwritten, that they will further enhance our profitability.

General Regulations. The pharmaceutical industry is relatively new in the emerging markets of China that we are targeting, and the manner and extent to which it is regulated in these geographical areas is evolving. Changes in the laws or new interpretations of existing laws may have a significant impact on our methods and our costs of doing business. We will be subject to varying degrees of regulation and licensing by governmental agencies in China. There can

--------------------------------------------------------------------------------
errors. This in turn, protects the consumer from purchasing a product, which is not effective or even dangerous. Failure of firms to comply with GMP regulations can result in very serious consequences including recall, seizure, fines, and jail time.

be no assurance that the future regulatory, judicial and legislative changes will not have a material adverse effect on us, that regulators or third parties will not raise material issues with regard to us or our business' compliance or non compliance with applicable regulations or that any changes in application laws or regulations will not have a material adverse effect on us or any of our ventures.

Government Policy. We may experience barriers to conducting business due to Governmental Policy. The State Drug Administration ("SDA") set up a classification administrative system in 1999 for prescription and OTC drugs. Since then, the SDA has issued a series of guidelines on interpretation of the new classification system, on labeling, usage instructions, and packaging of OTC products.

Capital Outflow Policies. China, the country in which we operate our business has adopted currency and capital transfer regulations. Additionally, other countries in which we plan to conduct business may have similar regulations. These regulations may require certain licenses for the movement of capital. There can be no assurance that all income earned and proceeds received in connection with our operations may be remitted abroad. In some countries only amounts earned in hard currency may be remitted, and we may experience difficulty in obtaining prompt conversion of local currency income into hard currency.

Obstacles in Communist Countries. Foreign companies conducting operations in China face significant political, economic, legal risks. The Communist regime in China, including a stifling bureaucracy, may hinder Western investment. Another obstacle to foreign investment is corruption. There is no assurance that we will be able to obtain recourse, if desired, through China's poorly developed and often corrupt judicial systems.

Adequacy  of  Management,   Legal  and  Financial   Controls  in  China.   China
historically has been deficient in Western style management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. may have difficulty in hiring and retaining a sufficient number of qualified employees to work in China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

Dependence on Certain Local Parties; Absence of Control. Our operations may become substantially dependent on our local partners to provide marketing expertise and knowledge of the local regulatory environment in order to facilitate the acquisition of necessary licenses and permits. Any failure to form or maintain alliances with local partners, or the preemption of disruption of such alliances by our competitors or otherwise, could adversely affect our ability to penetrate and compete successfully in the Chinese marketplace. In addition, in the uncertain legal environments in China, our business may be vulnerable to local government agencies or other parties who wish to renegotiate the terms and conditions of, or terminate, their agreements or other understandings with us.

Trade Barriers and Taxes. We may experience barriers to conducting business and trade in our targeted emerging markets in the form of delayed customs clearances, customs duties and tariffs. In additions, we may be subject to repatriation taxes levied upon the exchange of income from local currency into foreign currency, substantial taxes of profits, revenues, assets and payroll, as well as value-added tax ("VAT"). The markets in which we plan to operate may impose onerous and unpredictable duties, tariffs and taxes on our business and products, and there can be no assurance that this will not have an adverse effect on our finances and operations.

Impact of World Trade Organization. As a result of China's recent accession to the World Trade Organization in January 2003, China has announced its plans to begin reducing trade barriers on pharmaceutical products and to enact a new patent regime. China has agreed that foreign companies will be allowed to import most products including pharmaceuticals into any part of China. Current trading rights and distribution restrictions are to be phased out over a three-year period, after accession. In the sensitive area of Intellectual Property Rights ("IPR's"), China has agreed to implement the trade-related intellectual property agreement of the Uruguay Round upon accession to the WTO. Although these changes to China's regulation of its pharmaceuticals market present expanded opportunities to our business, such changes may also lead to increased competition from larger and better capitalized foreign competitors.

You should note that this report contains certain "forward-looking statements," including without limitation, statements containing the words "believes," anticipates," expects," "intends," "plans," "should," "seeks to," and similar words. You are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of various factors, including but not limited to, the risk factors set forth herein. The accompanying information contained in this report identifies important factors that could cause such differences


                                   COMPETITION

The pharmaceutical industry is highly competitive. We compete with many domestic and international companies in our global markets. Many of our competitors are larger and more highly capitalized, with greater name recognition than ourselves. We compete with such companies on brand name, quality of services, level of expertise, advertising, product and service innovation and differentiation of product and services. As a result, our ability to secure significant market share may be impeded.

Despite recent strong growth and great future market potential, China's pharmaceutical companies are facing a number of problems. In the words of the State Economic and Trade Commission ("SETC") officials, Chinese companies are "numerous, small, scattered, disordered and of poor quality." Of the thousands of Chinese pharmaceutical companies operating across the country, 60 leading companies produce 33% of the revenues and generate 70% of the profits of the entire industry.

Foreign pharmaceutical companies have a large presence in China with almost all of the leading international drug manufacturers now being represented. By the end of 1999, there were over 1,800 joint ventures, representing a total investment of US $1.5 billion. In fact, about 40% of Chinese pharmaceutical companies have joint venture projects with foreign companies. The large presence of foreign joint ventures, however, is a result of strict restrictions on direct imports of foreign drugs into China. Imports of pharmaceuticals are restricted by price considerations, strict import regulations and complex licensing procedures. Production by foreign companies is only encouraged when domestic manufacturing is impossible or of a low standard, or where domestic companies cannot meet demand. With China's accession to the WTO in January 2003, however, such restrictions on imports and production by foreign companies may be eased as China implements its planned easing of regulation and its new patent regime which could result in increased competition to our business by larger better capitalized non-Chinese competitors.

                                    PRODUCTS

We currently employ only 4 of the 43 various permitted and licensed formulas we have the right to manufacture and distribute in China. These four formulas are as follows:

Asarone is indicated for bronchial infection and bronchial constriction (pediatric indication a complication of pediatric asthma. According to Amaroq Capital, LLC, the urban prevalence rate for Pediatric asthma (children under age 12 is approximately 25%), The urban prevalence rate for Pediatric asthma (teenagers age 13-18 is approximately 12%). The urban incidence rate is approximately 4,000 per million population (all ages).

Weifukang is an antiseptic cream for cleansing for acne, and for relieving the symptoms of eczema, psoriasis and for irritations such as contact dermatitis. According to Amaroq Capital, LLC, skin treatment requirements are a major indication in China, ranking amongst the top 3 OTC indications for all ages. Approximately 200,000 per million population use antiseptic skin creams at least once per year.

Cefalexine is a broad spectrum antibiotic, it is an old product in a competitive category. Cefalexine is promoted for multiple indications by the many companies selling in this category.

Norfloxacin is a medium spectrum antibiotic, its primary positioning is for gastric and urinary infection. According to Amaroq Capital, LLC, the urban incidence rate for gastric and urinary infection is approximately 300,000 per million population in urban. Most people view gastric infection as an illness that can be treated through self medication.

                                    EMPLOYEES

We currently employee 1 part time employee in our US based headquarters or satellite offices in the US and 20 full time and no part time employees at our production facilities located at F.3004 Sankei Torch Bldg, 262A Shifu Road, Shenyang City, Liaoning Province, Peoples Republic of China. We may hire additional employees on a part time or independent contractor basis in connection with certain projects in China. We do not intend to hire additional US employees in the foreseeable future.


                             TRADEMARKS AND PATENTS

STWP and Werke have successfully branded their OTC products in Asia. The value of these brands is not readily determinable.

The State Drug Administration of the Government of China issues the licenses and permits for permission to market and manufacture certain products in the Peoples Republic of China. STPF owned 43 product licenses and permits for permission to market and manufacture certain products in China. In September 2002, STPF transferred these permits and licenses to STWP, which is now a wholly owned subsidiary of Werke. At this time, only four of the 43 licenses are commercialized. See "Products". There can be no assurance that we will be able to commercialize any of the remaining licenses, however, the following is a complete list of the 43 various licenses and permitted products.



Name
--------------------------------
TABLETS
--------------------------------
Tabellae Asarone
--------------------------------
Compoint Sulfamethoxazole
--------------------------------
Tabellae Amidopyririni Et
Caffeini
--------------------------------
Pharacetamol
--------------------------------
Amidopyrini Et Paracetamoli
Compositae
--------------------------------
Metamizole Sodium
--------------------------------
Tabellae Acidi Acetysalicylici
Compositae
--------------------------------
Erythromycin
--------------------------------
Erthromycin Ethylsuccinate
--------------------------------
Acetylspiramycini
--------------------------------
Inosini
--------------------------------
Chloramphenicol
--------------------------------
Berberine Hydrochloride
--------------------------------
Fenofibrate
--------------------------------
Meleumycin
--------------------------------
Tabellae Natril Bicarbonatis Cum
Rheo Et Gentiana
--------------------------------
Tabellae Acetamidopyrrolidoni
--------------------------------
Vitamin C
--------------------------------
Cyproheptadine Hydrochloride
--------------------------------
Arsoer Tabellae for Common Cold
--------------------------------
Atenolol
--------------------------------
Lid Tabellae for
Stomach-Regulating
--------------------------------
Glucosum Pro Orale
--------------------------------
CAPSULE
--------------------------------
Norfloxacin
--------------------------------

Norflaxacin
--------------------------------
Ke Kuai Hao for treating Cough
--------------------------------
Fu Pai Shuan
--------------------------------
Nifedipine
--------------------------------
Tolperisoni Hydrochloridi
--------------------------------
Cefalexini Compositum
--------------------------------
Rifampicin
--------------------------------
Indometacin
--------------------------------
Acetamidopyrrolidoni
--------------------------------
Pipemidic Acid
--------------------------------
Paracetamoli Compositae
--------------------------------
Capsules for Removing Erethism
--------------------------------
Albendazol
--------------------------------
Xiaoling for Common Cold
--------------------------------
EXTERNAL MEDICINE
--------------------------------
Weifukang Cream
--------------------------------
Weifukang Cream
--------------------------------
Anti-Chap Skin Cream
--------------------------------
Unguentum Griseofulrini
Compositum
--------------------------------
Unguentum Methylis Salicylatis
Compositum
--------------------------------
Compound Zinc Undecylenate,
Ointment
--------------------------------
Cremor Crotamitoni
--------------------------------
Clycerol
--------------------------------

                                    PROPERTY

Our corporate and United States offices are located at 8324 Delgany Avenue, Playa del Rey, California 90293. We sublease these corporate offices under a verbal lease agreement with The MacLellan Group, Inc. The current rent for the space is $500.00 per month. See Related Party Transactions.

Our principal administrative, sales, marketing, manufacturing and production development facilities are located at No. F.3004 Sankei Torch Bldg, 262A Shifu Road, Shenyang City, Liaoning Province, Peoples Republic of China. The current rent for the space is $2,916.66 per month and our lease expires in October 2007.

                                   LITIGATION

         There is no outstanding material litigation in which we are involved and we are unaware of any pending actions or claims against us.

                                   MANAGEMENT

Information as to our directors and officers is as follows:

NAME                                 POSITION
----                                 --------

Ms. Wang Wei Shi                     Chairman
Mr. Douglas C. MacLellan             Vice Chairman
That T. Ngo, Ph.D.                   President/Chief Executive Officer, Director
Mark Elenowitz                       Director
Tom Wang                             Director

MS. WANG WEI SHI, CHAIRMAN. Ms. Wang assumed the positions of Chairman of STWP and Vice-Chairman of Werke in December of 2000. From 1999 until the formation of STWP, Ms. Wang was Chairman of STPF. Since May 1996 she has also been Chairman of Liaoning Shenda Import and Export Company. From 1984 through 1988 she was the Manager of the Finance Department of the Shenyang Five Mineral Import and Export Company. Ms. Wang attended Beijing University and Shenyang University and studied financial management, accounting and economics.

MR. DOUGLAS C. MACLELLAN, VICE-CHAIRMAN. Mr. MacLellan assumed his positions with Werke in December 2000. Mr. MacLellan is a venture capitalist and business incubation executive. He holds significant expertise in developing and financing Chinese based businesses, particularly in the telecommunications, software and Internet industries. Mr. MacLellan is currently President and CEO of the MacLellan Group, Inc. a privately held business incubator and financial advisory firm since May, 1992. From March 1998 through October 2000 Mr. MacLellan was the co-founder Wireless Electronique, Ltd. ("Welcom"), a China based telecommunications company holding joint venture operations with China Unicom (NASDAQ: CHU) in Yunnan, Inner Mongolia and Ningxia provinces. He is also a co-founder and director of Datalex Corporation, a Canadian based legacy software solution provider since May, 1997. Mr. MacLellan is also a member of the board of directors of AMDL, Inc. (AMEX: ADL), Inc. a publicly-held biotechnology firm. From November 1996 until March 1998, Mr. MacLellan was co-Chairman and Investment Committee member of the Strategic East European Fund. From November 1995 until March 1998 Mr. MacLellan was President, Chief Executive Officer and Director of PortaCom Wireless, Inc., a company engaged as a developer and operator of cellular and wireless telecommunications ventures in selected developing world markets. Mr. MacLellan is a former member of the board of directors and co-founder of FirstCom Corporation (NASDAQ: FCLX), an international telecommunications company that operates a competitive access fiber and satellite network in Latin America, which became AT&T Latin America (NASDAQ: ATTL) in August 2000. During 1996, he was also the Vice-Chairman of Asia American Telecommunications (now Metromedia China Corporation) a majority owned subsidiary of Metromedia International Group, Inc. (AMEX: MMG). From 1993 to 1995, Mr. MacLellan was a Principal and co-founder of Maroon Bells Capital Partners, Inc., a U.S. based merchant bank, which specializes in providing corporate finance services to companies in the international and domestic telecommunications and media industries. He is also former co-founder and director of Great Bear Technology, Inc., a Bulgarian and Californian based multi-media software development company. Mr. MacLellan was educated at the University of Southern California in economics and finance, with advanced training in classical economic theory.

THAT T. NGO, PH.D., PRESIDENT/CEO, DIRECTOR. Dr. Ngo has his positions with Werke and STWP since December 2000. Dr. Ngo brings to WERKE nearly 20 years of experience in biotechnology research and development, general management, manufacturing, marketing and sales. A leading international authority in commercial applications of immunology, enzymology and bioprocessing, Dr. Ngo was President and CEO of AMDL, Inc. a California based medical diagnostics firm. He was previously Chairman and Chief Executive officer of StressGen Biotechnologies Corp. of Victoria, British Columbia, a Canadian bio-pharmaceutical venture, (TSE:SSB). StressGen specializes in cancer immuno-therapy with several drugs in advanced stages of clinical trials. Before that he was founding president, Chief Executive Officer and Chairman of BioProbe International, Inc. until its sale in 1992 to Unisyn Fibertec, Inc. After earning a Ph.D. in biochemistry from the University of Ottawa, Albert Einstein College of Medicine and Clinical Research Institute in Montreal. He was a Senior Research Scientist at Ames Company of Mile Laboratories, Inc. Dr. Ngo has been involved in raising equity funds from both public and private sectors for BioProbe International, Inc., StressGen Biotechnologies Corp. and AMDL, Inc. Dr. Ngo holds several patented inventions which have been licensed to several US and Japanese companies.

MARK ELENOWITZ, DIRECTOR. Mr. Elenowitz is a co-founder and managing director of TriPoint Capital Advisors. He is responsible for the overall corporate development of TriPoint and assisting its clients with high-level financial services and general business development. Mr. Elenowitz is a former Director and President of Image World Media, Inc. (Pink sheet: IMWI), an international media company, specializing in the production and distribution of various media content for worldwide distribution across multiple media platforms such as traditional television, film, and the Internet. In this role he was responsible for the company's overall corporate development and corporate finance. Mr. Elenowitz was Co-Chairman and Managing Director of GroupNow!, Inc. He was charged with developing, sourcing and negotiating acquisitions and strategic partnerships for GroupNow! and its subsidiaries. Mr. Elenowitz integrates a strong, successful entrepreneurial background with extensive financial services and capital markets experience. He is also the senior managing director of Investor Communications Company, LLC (ICC), a national investor relations firm he founded in 1996. Through ICC, Mr. Elenowitz has developed ongoing relationships with other investment banking firms, market makers, and analysts. Mr. Elenowitz has worked with over 30 publicly traded companies providing financial consulting and strategic planning services. Previously, Mr. Elenowitz held Series 7 and 63 licenses as a broker, and held a Series 24 license (Branch Manager) at a regional brokerage firm and also served as Vice President of Sales at a NYSE member firm. Mr. Elenowitz is the recipient of several entrepreneurial awards. He is a graduate of the University of Maryland School of Business and Management, with a Bachelor of Science in Finance.

TOM WANG,  DIRECTOR.  Mr.  Tom Wang is the  President  and  founder  of  Meyyang
International Group Corp. established in 1996. He is responsible for international trade specializing on managing machinery merchandise and various metal products. Previous to Meyyang, Mr. Wong had been working as a manager in both Shenyang Metals & Mineral Import & Export Corporation and Shenyang Machinery Import & Export Corporation beginning in 1979. He was in charged in general office administration, personnel management, contract negotiation, budget planning, and business activities coordination. Mr. Wong holds a master degree in International Finance from Liaoning University and additional degrees from both Beijing Foreign Trade University in 1988 and Shenzhen University in 1984. In addition, he also maintains an Economist license in China.

ITEM 5.  OTHER EVENTS

On March 17, 2003, we changed our name from Wickliffe International Corporation to Axiom Pharmaceuticals, Inc. Our name change was approved by written consent of shareholders who owned 59.9 % of our issued and outstanding common stock prior to the completion of the Share Exchange.

Also on March 17, 2003, we amended our Certificate of Incorporation in order to increase our authorized capital stock from 25,000,000 shares of $.001 par value common stock to 50,000,000 shares of $.001 par value common stock and 10,000,000 shares of $.001 par value preferred stock. The shares of preferred stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by our Board of Directors, and stated in a resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors. At this time our Board of Directors has not designated any series of preferred stock.

We have not entered into employment agreements with any of our new executive officers and we are not currently paying our executive officers any cash or stock compensation for their services. However, we anticipate that in the future we will enter into employment agreements with our executive officers which will require the payment of cash compensation and incentive based stock compensation in amounts which are competitive with other companies in our industry that are similarly situated to us. Our outside directors are currently entitled to receive fees of $2,500 per month and may in the future be granted incentive based stock compensation as well. Cash fees to be paid to directors have not been paid as of the date of this filing and are currently accruing.

We currently sublease our corporate and United States offices located at 8324 Delgany Avenue, Playa del Rey, California 90293 pursuant to a verbal lease agreement with The MacLellan Group, Inc, a company that is 100% owned by Douglas
C. MacLellan. The current rent for the space is $500.00 per month.

Our wholly owned subsidiary, Werke, is party to a consulting agreement with TriPoint Capital Advisors, LLC, a company in which Mark Elenowitz indirectly owns 40%. Pursuant to the terms of the consulting agreement, Werke is required to pay TriPoint a monthly fee of $10,000. Additionally, on May 1, 2002, also pursuant to the terms of its consulting agreement with TriPoint, Werke issued TriPoint 500,000 shares of its common stock, which shares were exchanged pursuant to the terms of the Share Exchange. In addition, Werke is party to a consulting agreement with Investor Communications Company, LLC ("ICC"), a company, which Mr. Elenowitz is a 100% direct and indirect owner. Pursuant to the terms of the consulting agreement, Werke is required to pay ICC a monthly fee of $5,000 and 120,000 shares of its common stock, which were exchanged pursuant to the terms of the Share Exchange.

Byrle Lerner, a 7.78% shareholder (post share exchange) loaned $300,000 to our wholly owned subsidiary Werke Pharmaceuticals, Inc. on September 12, 2002, to provide working capital for Werke's US administrative offices, including expenses for travel to China by Werke's US employees.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

Pursuant to the Share Exchange Agreement, Charles Smith resigned as our director, President, and CEO on March 14, 2003. There have been no disagreements between the registrant and Mr. Smith.

ITEM 7.  FINANCIAL STATEMENTS

No financial statements are filed herewith. The Registrant is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form8-K must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR

Werke has a December 31 fiscal year end. In order to bring our fiscal year end into accord with Werke's fiscal year end, on March 18, 2003, our board of directors voted to change our fiscal year end from June 30 to December 31. We intend to file a Transitional Report on Form 10-KSB on or before 90 days following the date of our election to change our fiscal year from June 30 to December 31.

                                    EXHIBITS

1.1 Share Exchange Agreement between Wickliffe International Corporation and the shareholders of Werke Pharmaceuticals, Inc., dated June 20, 2002.
1.2 Amended and Restated Share Exchange Agreement between Wickliffe International Corporation and the shareholders of Werke Pharmaceuticals, Inc., dated December 12, 2002.
1.3  Certificate of Amendment to Articles of Incorporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


AXIOM PHARMACEUTICALS, INC.

By:      /s/ That Ngo
         -------------
         That Ngo
         President, CEO

Dated:  March 20, 2003

                                   Exhibit 1.1



                            SHARE EXCHANGE AGREEMENT

         This Share Exchange Agreement ("Agreement") between Wickliffe International Corporation, a Nevada corporation ("WICK"); Douglas C. MacLellan (the "Shareholders Representative"), as representative of the persons listed in the persons listed in EXHIBIT A hereof (the "Werke Shareholders"), being the owners of record of all of the issued and outstanding stock of Werke Pharmaceuticals, Inc., a Delaware corporation ("WERKE"); and Shenyang Tianwei Pharmaceutical Factory, a Chinese corporation ("STPF"), is entered into as of June 20, 2002.




                                    RECITALS

         A. WERKE and STPF are currently the joint owners of Shenyang Tainwei Werke Pharmaceutical Co., Ltd. ("STWP"), a Sino-foreign equity joint venture company formed in 2001 to finance and expand an existing northern China-based pharmaceutical manufacturing and sales company.

         B. Currently, through the equity joint venture structure, 55% of STWP is owned by STPF and 45% is owned by WERKE.

         C. STPF has the right to convert its interest in STWP into equity in WERKE so that WERKE will own a 100% interest in STWP.

         D. STPF intends to exercise its right to convert its interest in STWP into equity in WERKE in order to facilitate the transactions contemplated by this Agreement. Following such conversion, STPF and/or its principals will be Shareholders of WERKE.

         E. The Shareholders have authorized the Shareholders Representative, pursuant to the Agreement to Appoint Shareholders Representative annexed hereto as EXHIBIT B to sell to WICK, and WICK has agreed to purchase from the Werke Shareholders 100% of the common stock of WERKE (the "WERKE Stock") in exchange for shares of the outstanding common shares of WICK (the "WICK Stock"), pursuant to the terms and conditions set forth in this Agreement.

         F.     WERKE will become a wholly owned subsidiary of WICK.

         NOW  THEREFORE,   in  consideration  of  the  mutual   representations,
warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1.       Exchange of Stock.
         ------------------

         (a) The Werke Shareholders agree to transfer to WICK, and WICK agrees to purchase from the Werke Shareholders, all of the Werke Shareholders' right, title and interest in the WERKE Stock, representing 100% of the issued and outstanding stock of WERKE, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

         (b) At the Closing (as defined in Section 2 below), upon surrender by the Werke Shareholders of the certificates evidencing the WERKE Stock, duly endorsed for transfer to WICK or accompanied by stock powers executed in blank by the Werke Shareholders, WICK will cause 11,000,000 shares (subject to adjustment for fractionalized shares as set forth below) of the common voting stock, par value $.001 of WICK (the "WICK Stock") to be issued to the Werke Shareholders (or their designees), in full satisfaction of any right or interest which each Shareholder held in the WERKE Stock. The WICK Stock will be issued to the Werke Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in WERKE, as set forth on EXHIBIT A (subject to adjustment as set forth below), at the Closing. As a result of the exchange of the WERKE Stock for the WICK Stock, WERKE will become a wholly owned subsidiary of WICK.

         (c) EXHIBIT A, may be amended by WERKE at or prior to the Closing in order to give effect to the conversion by STPF of its interest in STWP into equity in WERKE and to reflect other changes in the capital structure of WERKE which may be caused by investment into WERKE by third parties prior to the Closing. Any additional shareholders which are added to EXHIBIT A, at or prior to Closing will agree to be bound by the terms of this Agreement, either directly or by signing the Agreement to Appoint Shareholders Representative attached hereto as EXHIBIT B, however, their failure to do so prior to Closing will not effect the validity or enforceability of this Agreement as between the present parties. In no event shall WICK be required to issue any additional securities, other than as set forth herein, as a result of any changes in the capital structure of WERKE at or prior to the Closing.

2.       Closing.
         --------

         (a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held as soon as possible and it is currently anticipated that it will occur within one week following the completion of the Audit of WERKE and STWP, at the offices of the Company's agent in Rockville, Maryland, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

         (b) With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3.       Representations and Warranties of WICK.
         --------------------------------------

         WICK represents and warrants as follows:

         (a) WICK is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) The authorized capital stock of WICK consists of (i) 25,000,000 shares of common stock, $0.001 par value per share, of which, 1,669,180 shares are issued and outstanding as of June 15, 2002; and (ii) no preferred stock. To the knowledge of WICK, all issued and outstanding shares of WICK's common stock are fully paid and nonassessable.

         (c) Other than as set forth on SCHEDULE 3(C) attached hereto, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of WICK, or any securities convertible into or exchangeable for capital stock of WICK or other securities of WICK, from or by WICK. There are no outstanding obligations of WICK to repurchase, redeem or otherwise acquire any of its shares and there will be none of the foregoing outstanding at the Closing.

         (d)      WICK has no subsidiaries.

         (e) Execution of this Agreement and performance by WICK hereunder has been duly authorized by all requisite corporate action on the part of WICK, and this Agreement constitutes a valid and binding obligation of WICK, and WICK's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to WICK's knowledge any law or regulation, to which any property of WICK is subject or by which WICK is bound.

         (f) Other than as set forth on SCHEDULE 3(F) attached hereto, WICK has no assets or liabilities and the same will be represented in audited financial statements of WICK for the fiscal year ended June 30, 2001, and the unaudited financial statements for any interim period which may be prepared prior to closing.

         (g) There is no litigation or proceeding pending or to the Company's knowledge threatened against or relating to WICK, its properties or business.

         (h) WICK is not a party to any material contract. For purposes of this Agreement "material" shall mean any contract, debt, liability, claim or other obligation valued or otherwise worth $2,000 or more.

         (i) Other thanCharles Smith, WICK has no officers, directors or employees.

         (j) No current officer, director, affiliate or person known to WICK to be the record or beneficial owner of in excess of 5% of WICK's common stock, or any person known to be an associate of any of the foregoing is a party adverse to WICK or has a material interest adverse to WICK in any material pending legal proceeding.

         (k) WICK has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes and all assessments, fees and charges which it is obligated to pay by federal, state or other taxing authority to the extent that such taxes, assessments, fees and charges have become due. WICK has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of WICK.

         (l) WICK is a publicly reporting company pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act") and is in compliance with all reporting requirements of the Act. WICK's Form 10-KSB for the period ending December 31, 2000, its Form 10-QSB for the period ending June 30, 2001, its Form 10-QSB for the period ending September 30, 2001, its Form 10-QSB for the period ending December 31, 2001, its 10-QSB for the period ending March 31, 2001, and any other periodic filings made by WICK as filed with the SEC, including all exhibits, documents and attachments thereto, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not materially misleading.

         (m) WICK's common stock currently trades on the over-the-counter market bulletin board marker commonly referred to as the "OTCBB." WICK is not aware of any fact or circumstance that would jeopardize or otherwise impair the ability of WICK's common stock to continue trading on the OTCBB.

         (n) WICK has had the opportunity to perform all due diligence investigations of WERKE, STPF and STWP and their respective businesses as it has deemed necessary or appropriate and to ask questions of the officers and directors of WERKE, STPF and STWP and has received satisfactory answers to all of its questions. WICK has had access to all documents and information about WERKE, STPF and STWP and has reviewed sufficient information to allow them to evaluate the merits and risks of the transactions contemplated by this Agreement.

         (o) WICK is acquiring the WERKE shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

4.       Representations and Warranties of the Werke Shareholders.
         ---------------------------------------------------------

         The Werke Shareholders, jointly and severally, represent and warrant as follows:

         (a) WERKE is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) There are no agreements purporting to restrict the transfer of the WERKE Shares, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the WERKE Shares. The WERKE Shares held by the Werke Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. Other than as described herein, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of WERKE, or any securities convertible into or exchangeable for capital stock of WERKE or other securities of WERKE, from or by WERKE.

         (c) The Werke Shareholders have full right, power and authority to sell, transfer and deliver the WERKE Shares, and upon delivery of the certificates therefor as contemplated in this Agreement, the Werke Shareholders will transfer to WICK valid and marketable title to the WERKE Shares, including all voting and other rights to the WERKE Shares free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Werke Shareholders, subject to adjustment at or prior to Closing as set forth in paragraph 1(c), owns and holds that the number or percentage of WERKE Shares that are listed opposite their names on EXHIBIT A attached hereto.

         (d) There is no litigation or proceeding pending, or to any Werke Shareholder's knowledge, threatened, against or relating to WERKE or to the WERKE Shares.

         (e) WERKE has filed in correct form all tax returns of every nature required to be filed by it in its home jurisdiction or otherwise and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. WERKE has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of WERKE.

         (f) The financial statements that have been provided to WICK have been prepared consistent with Generally Accepted Accounting Principles ("GAAP") as recognized by the Peoples Republic of China and other than those adjustments necessitated by conversion from Chinese GAAP to U.S. GAAP in order to consolidate such financial statements with the financial statements of WERKE prior to Closing, will not deviate substantially upon such consolidation.

         (g) The current residence address or principal place of business (for any non-individual shareholder) of the Werke Shareholders is as listed on EXHIBIT A attached hereto.

         (h) The Werke Shareholders have had the opportunity to perform all due diligence investigations of WICK and its business as they have deemed necessary or appropriate and to ask questions of WICK's officers and directors and have received satisfactory answers to all of their questions. The Werke Shareholders have had access to all documents and information about WICK and have reviewed sufficient information to allow them to evaluate the merits and risks of the acquisition of the WICK Stock.

         (i) The Werke Shareholders are acquiring the WICK Stock for their own account (and not for the account of others) for investment and not with a view to the distribution therefor. The Werke Shareholders will not sell or otherwise dispose of the WICK Stock without registration under the Securities Act of 1933, as amended, or an exemption therefrom, and the certificate or certificates representing the WICK Stock will contain a legend to the foregoing effect.


5.       Conduct Prior to the Closing.
         -----------------------------

         WICK and the Werke Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

         (a) Other than as contemplated herein, no change will be made in the charter documents, by-laws, or other corporate documents of WICK or WERKE.

         (b) WICK and WERKE will each use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

         (c) None of the Werke Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the WERKE Shares owned by them.

         (d) WERKE and STPF will use their best efforts to maintain and preserve the business organization, employee relationships and goodwill intact of STWP, and will not allow STWP to enter into any material commitment except in the ordinary course of business.

         (e)      Other  than as  contemplated  herein,  WERKE and STPF will not
                  sell,  transfer,  assign,  hypothecate,   lien,  or  otherwise
                  dispose, encumber or dilute their interest in STWP.

         (f) STPF will convert its interest in STWP into equity in WERKE so that at Closing WERKE will own a 100% interest in STWP.


6.       Conditions to Obligations of the Werke Shareholders and STPF.
         -------------------------------------------------------------

         The Werke Shareholders and STPF's obligations to complete the transactions contemplated herein are subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Werke Shareholders or STPF, as appropriate:

         (a) The representations and warranties of WICK set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by the transactions contemplated hereby.

         (b) WICK will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

         (c) This Agreement will have been approved by the Board of Directors of WICK.

         (d) WICK will have delivered to the Werke Shareholders and STPF the documents set forth below in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

                  (i)      WICK  is  a  corporation   duly  organized,   validly
                           existing, and in good standing;

                  (ii) WICK's authorized capital stock is as set forth herein;

                  (iii) Certified copies of the resolutions of the board of directors of WICK authorizing the execution of this Agreement and the consummation hereof; and

                  (iv) Any further document as may be reasonably requested by counsel to the Shareholders and STPF in order to substantiate any of the representations or warranties of WICK set forth herein.

         (e) There will have occurred no material adverse change in the business, operations or prospects of WICK.

         (f) WICK shall have prepared audited financial statements for the period ending June 30, 2002. Such financial statements shall be prepared in accordance with US GAAP and shall present fairly the financial condition of the Company for that period.

         (g) WICK will have received written consent (in a form acceptable to counsel for the Shareholders and WERKE) from the Shareholders listed on Schedule 6(g) attached hereto agreeing to cancel back to WICK at or prior to Closing those shares listed opposite their names on Schedule 6(g).

         (h) WERKE and STPF will have received approval from the Chinese Securities and Regulatory Commission and any other necessary Chinese governmental approvals of the transactions contemplated by this Agreement.

7.       Conditions to Obligations of WICK.
         ----------------------------------

         WICK's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the WICK, as appropriate:

         (a) The representations and warranties of the Werke Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by the transactions contemplated hereby.

         (b) The Werke Shareholders and STPF will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

         (c) The Werke Shareholders will have delivered to WICK the documents set forth below in form and substance reasonably satisfactory to counsel for WICK, to the effect that:

                  (i)      WERKE  is  a  corporation  duly  organized,   validly
                           existing, and in good standing;

                  (ii) WERKE's authorized capital stock is owned as set forth herein and in EXHIIBIT A, subject to adjustment as set forth in paragraph 1(c); and

                  (iii) Any further document as may be reasonably requested by counsel to the WICK in order to substantiate any of the representatioHns or warranties of the Werke Shareholders or STPF set forth herein.

         (d) There will have occurred no material adverse change in the business, operations or prospects of WERKE, STPF or STWP.


8.       Additional Covenants.
         ---------------------

         (a) Between the date of this Agreement and the Closing, the Werke Shareholders, with respect to WERKE, STPF with respect to itself and WICK, with respect to itself, will, and will cause their respective representatives to, (i) afford the other parties and their representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party; (ii) furnish the other parties and their representatives with copies of all such contracts, books and records, and other existing documents and data as they may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish the other parties and their representatives with such additional financial, operating, and other data and information as they may reasonably request. The Werke Shareholders will cause WERKE to and STPF and WICK will provide each other, with complete copies of all material contracts and other relevant information on a timely basis in order to keep the other parties fully informed of the status of their respective business and operations.

         (b)      WICK  will  deliver  WICK's   corporate   books  and  records,
                  including all records relating to WICK's audited financial statements, to the Shareholders at Closing.

         (c) The parties agree that they will not make, and the Werke Shareholders will not permit WERKE to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other parties, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other parties hereto and seeking their consent to such announcement.

         (d) WICK, STPF and the Werke Shareholders will cooperate with each other in the preparation of a Form 10KSB for the period ending June 30, 2002 and Form 8-K to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

         (e) Each of the WICK officers and directors will deliver a written statement to WICK resigning from all officer and director positions held by them at WICK.

9.       Termination.
         ------------

         This Agreement may be terminated  (1) by mutual consent in writing;  or
(2) by either the Shareholders or WICK if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by August 30, 2002 or such later date as agreed by the parties.


10.      Expenses.
         ---------

         Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

11.      Survival of Representations and Warranties.
         -------------------------------------------

         The representations and warranties of the Shareholders and Wick set out in this Agreement will survive Closing for a period twelve months.

12.      Waiver.
         -------

         Any failure on the part of the parties hereto to comply with any of their obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.


13.      Brokers.
         --------

         Each party agrees to indemnify and hold harmless the other parties against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

14.      Notices.
         --------

         All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:


If to WICK, to:

709-B West Rusk #580
Rockwall, Texas 75087

If to the Shareholders, Werke or STPF, to:

8324 Delgany Avenue
Playa del Rey, California 90293

15.      General Provisions.
         -------------------

         (a) This Agreement will be governed by and under the laws of the State of Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

         (b) The original of this agreement (the "Original") is drafted in the English language. The Parties hereto acknowledge that they may make copies of and translations of this agreement into other languages, however, any disputes regarding the terms and conditions of this agreement shall be resolved according to the terms of the Original. The parties have participated jointly, through the use of the English language, in the negotiation and drafting of this agreement. In the event an ambiguity or question of intent or interpretation arises, this agreement shall be construed as if drafted jointly by the parties in the English language and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         (c) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in the State of Maryland. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

         (d) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

         (e) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.

         (f) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

         (g) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

         (h) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

         (i) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                             SIGNATURE PAGE FOLLOWS

EXECUTED:

WICKLIFFE INTERNATIONAL CORPORATION


By:  /s/ Charles Smith
     -----------------------------------
         Charles Smith



SHENYANG TIANWEI PHARMACEUTICAL FACTORY


By:  /s/ Douglas C. MacLellan
     -----------------------------------
         Douglas C. MacLellan

THE SHAREHOLDERS REPRESENTATIVE OF WERKE:

By:  /s/ Douglas C. MacLellan
     -----------------------------------
         Douglas C. MacLellan






                                    EXHIBIT A
                                    ---------

                                       TO
                            SHARE EXCHANGE AGREEMENT



-------------------------------  -----------------  ----------------------------

                                                    Number of WICK Shares to be
                                  % of Ownership           issued to
       Shareholder                of WERKE Shares   Shareholder or designees
       -----------                ---------------   ------------------------
-------------------------------  -----------------  ----------------------------
Ms. Wang Wei Shi                 77.27              8,500,000

-------------------------------  -----------------  ----------------------------
Douglas MacLellan                4.31               475,000

-------------------------------  -----------------  ----------------------------
The MacLellan Group, Inc.        1.81               200,000
Byrle Lerner                     7.04               775,000
That Ngo Ph.D.                   5.00               550,000
TriPoint Capital Advisors, LLC   4.54               500,000

-------------------------------  -----------------  ----------------------------

                                  SCHEDULE 3(C)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                    Subscription Rights, Options and Warrants


                                      NONE

                                  SCHEDULE 3(F)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                             Assets and Liabilities


                                  $0.00 Assets
                $2500.00 Liabilities to be paid by Charles Smith

                                  SCHEDULE 6(G)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                   Shareholders Canceling Back Shares to WICK


Wilkerson Consulting Inc.         567,500 Shares to be canceled**

** Remaining balance will be 432,500 of which 250,000 to be reissued to Woodbridge Management, LTD, 157,500 to Charles Smith and 25,000 will be re issued to Andrew Smith.

                                    EXHIBIT B

                                       TO
                            SHARE EXCHANGE AGREEMENT


                AGREEMENT TO APPOINT SHAREHOLDERS REPRESENTATIVE

         AGREEMENT made this 15th day of June 2002, by and between the owners of record (the "Shareholders") of all of the issued and outstanding stock of Werke Pharmaceuticals, Inc., a Delaware corporation ("WERKE") and Douglas C. MacLellan (the "Shareholders Representative").

                                    RECITALS

         A. The Shareholders currently own 2,500,000 shares of WERKE common stock (the "Werke Stock") and constitute all the shareholders of WERKE (the "Company");

         B. The Shareholders wish to enter into a Share Exchange Agreement (the "Share Exchange Agreement") with Wickliffe International Corporation ("WICK"), pursuant to which WICK will purchase all of the issued and outstanding shares of the Company's common stock from the Shareholders in exchange for 11,000,000 shares of WICK common shares.

         C.    It  is  the  desire  of  the  Shareholders  to   provide  for   a
representative to negotiate and enter into the Share Exchange Agreement on their behalf.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties agree as follows:

1.       Appointment of Shareholders Representative.
         -------------------------------------------

The parties to this Agreement hereby agree to the appointment of Douglas MacLellan (the "Shareholders Representative") as representative of the parties to this Agreement, for the purpose of negotiating and entering into the Share Exchange Agreement on their behalf.

2.       Escrow and Disbursement of Shares by Representative.
         ----------------------------------------------------

(a) At the Closing of the Share Exchange Agreement, WICK will provide or cause to be provided the Common Stock to the Shareholders Representative.

(b) The Shareholders Representative shall, within a reasonable period of time following the Closing, forward the shares of the Common Stock to the Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in the STWP Stock, as set forth on Schedule A annexed hereto. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number.

(c) Schedule A may be amended by the parties to this Agreement at or prior to the Closing in order to give effect to the conversion by Shenyang Tianwei Pharmaceutical Factory ("STPF") of its interest in Shenyang Tainwei Werke Pharmaceutical Co., Ltd. ("STWP") into equity in WERKE and to reflect other changes in the capital structure of WERKE which may be caused by investment into WERKE by third parties prior to the Closing. Any additional shareholders which are added to Schedule A, at or prior to Closing will agree to be bound by the terms of this Agreement, however, their failure to do so prior to Closing will not effect the validity or enforceability of this Agreement as between the present parties.

3.       Representations and Warranties of Shareholders.
         -----------------------------------------------

(a) The Shareholders agree and understand that they are appointing the Shareholders Representative to negotiate the Shareholders Agreement on their behalf and that, as a result, the Shareholders Representative may bind them to the terms of such agreement in accordance with his reasonable judgement.

(b) The Shareholders agree and understand that the Shareholders Representative may agree to representations, warranties and covenants on their behalf in connection with the Share Exchange for which they may be subject to liability or damages in the future should they breach such representations, warranties or covenants.

(c) The Shareholders agree and understand that they will have no right to review the final Share Exchange Agreement prior to its execution on their behalf by the Shareholders Representative and hereby waive all right to such review.

4.       Indemnification.
         ----------------

The   Shareholders  and  the  Company  shall,  to  the  fullest  extent  legally permissible, indemnify the Shareholders Representative against any and all liabilities and expenses incurred in connection with the defense or disposition of any action, suit, or other proceeding by reason of the Shareholders Representative having served in his capacity with respect to this Agreement, the Share Exchange Agreement and any ancillary agreements thereto; except with respect to any matter as to which the Shareholders Representative shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the parties hereto.

                               GENERAL PROVISIONS
                               ------------------

(a) This agreement shall be governed by and under the laws of the State of Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part shall be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this agreement shall remain in full force and effect.

(b) Any dispute arising under or in any way related to this agreement shall be submitted to binding arbitration by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration shall be conducted in the State of Maryland. The arbitration shall be binding on the parties and the arbitration award may be confirmed by any court of competent jurisdiction.

(c) This agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by the parties.

(d) This agreement is entered into by the parties hereto for their exclusive benefit. The Agreement is expressly not intended for the benefit of any other party, including but not limited to, any creditor of the Company, the Shareholders, WICK or any other person, and no third party shall have any rights under this Agreement or otherwise.

(e) Any notice or other communication pursuant hereto shall be given to a party at its address set forth in Schedule A annexed hereto, by (i) personal delivery, (ii) commercial overnight courier with written verification of receipt, or (iii) registered or certified mail. If so mailed or delivered, a notice shall be deemed given on the earlier of the date of actual receipt or three (3) days after the date of authorized delivery.

(f) This agreement may be executed in counterparts, each one of which shall constitute an original and all of which taken together shall constitute one document.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first written above.

SHENYANG TIANWEI PHARMACEUTICAL FACTORY


By:  /s/ Madam Wang Wei Shi
     -----------------------------------
         Madam Wang Wei Shi,
         Chairman


By:  /s/ Douglas C. MacLellan
     -----------------------------------
         Douglas C. MacLellan
         Vice Chairman


Shareholders Representative


     /s/ Douglas C. MacLellan
     -----------------------------------
         Douglas C. MacLellan


THE SHAREHOLDERS:


     /s/ Douglas C. MacLellan
     -----------------------------------
Name:    Douglas MacLellan


     /s/ Douglas C. MacLellan
     -----------------------------------
Name:    The MacLellan Group, Inc.


     /s/ Byrle Lerner
     -----------------------------------
Name:    Byrle Lerner


     /s/ That Ngo
     -----------------------------------
Name:    That Ngo Ph.D.


     /s/ Mark Elenowitz
     -----------------------------------
Name:    TriPoint Capital Advisors, Inc.

                                   Exhibit 1.2


                              AMENDED AND RESTATED
                            SHARE EXCHANGE AGREEMENT

         This Amended and Restated Share Exchange Agreement ("Agreement") between Wickliffe International Corporation, a Nevada corporation ("WICK"); Douglas C. MacLellan (the "Shareholders Representative"), as representative of the persons listed in the persons listed in EXHIBIT A hereof (the "Werke Shareholders"), being the owners of record of all of the issued and outstanding stock of Werke Pharmaceuticals, Inc., a Delaware corporation ("WERKE"); and Shenyang Tianwei Pharmaceutical Factory, a Chinese corporation ("STPF"), is entered into as of December 12,2002.

                                    RECITALS

         A. WERKE and STPF are currently the joint owners of Shenyang Tainwei Werke Pharmaceutical Co., Ltd. ("STWP"), a Sino-foreign equity joint venture company formed in 2001 to finance and expand an existing northern China-based pharmaceutical manufacturing and sales company.

         B. Currently, through the equity joint venture structure, 55% of STWP is owned by STPF and 45% is owned by WERKE.

         C. STPF has the right to convert its interest in STWP into equity in WERKE so that WERKE will own a 100% interest in STWP.

         D. STPF intends to exercise its right to convert its interest in STWP into equity in WERKE in order to facilitate the transactions contemplated by this Agreement. Following such conversion, STPF and/or its principals will be Shareholders of WERKE.

         E. The Shareholders have authorized the Shareholders Representative, pursuant to the Agreement to Appoint Shareholders Representative annexed hereto as EXHIBIT B to sell to WICK, and WICK has agreed to purchase from the Werke Shareholders 100% of the common stock of WERKE (the "WERKE Stock") in exchange for shares of the outstanding common shares of WICK (the "WICK Stock"), pursuant to the terms and conditions set forth in this Agreement.

         F.    WERKE will become a wholly owned subsidiary of WICK.

         G. This Agreement is intended to amend and restate the original Share Exchange Agreement between the parties dated June 20, 2002.

         NOW  THEREFORE,   in  consideration  of  the  mutual   representations,
warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1.       Exchange of Stock.
         ------------------

         (a) The Werke Shareholders agree to transfer to WICK, and WICK agrees to purchase from the Werke Shareholders, all of the Werke Shareholders' right, title and interest in the WERKE Stock, representing 100% of the issued and outstanding stock of WERKE, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

         (b) At the Closing (as defined in Section 2 below), upon surrender by the Werke Shareholders of the certificates evidencing the WERKE Stock, duly endorsed for transfer to WICK or accompanied by stock powers executed in blank by the Werke Shareholders, WICK will cause 11,420,000 shares (subject to adjustment for fractionalized shares as set forth below) of the common voting stock, par value $.001 of WICK (the "WICK Stock") to be issued to the Werke Shareholders (or their designees), in full satisfaction of any right or interest which each Shareholder held in the WERKE Stock. The WICK Stock will be issued to the Werke Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in WERKE, as set forth on EXHIBIT A (subject to adjustment as set forth below), at the Closing. As a result of the exchange of the WERKE Stock for the WICK Stock, WERKE will become a wholly owned subsidiary of WICK.

         (c) EXHIBIT A, may be amended by WERKE at or prior to the Closing in order to give effect to the conversion by STPF of its interest in STWP into equity in WERKE and to reflect other changes in the capital structure of WERKE which may be caused by investment into WERKE by third parties prior to the Closing. Any additional shareholders which are added to EXHIBIT A, at or prior to Closing will agree to be bound by the terms of this Agreement, either directly or by signing the Agreement to Appoint Shareholders Representative attached hereto as EXHIBIT B, however, their failure to do so prior to Closing will not effect the validity or enforceability of this Agreement as between the present parties. In no event shall WICK be required to issue any additional securities, other than as set forth herein, as a result of any changes in the capital structure of WERKE at or prior to the Closing.

2.       Closing.
         --------

         (a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held as soon as possible and it is currently anticipated that it will occur within one week following the completion of the Audit of WERKE and STWP, at the offices of the Company's agent in Rockville, Maryland, unless another place or time is mutually agreed upon in writing by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

         (b) With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature, and the originals are promptly delivered thereafter.

3.       Representations and Warranties of WICK.
         ---------------------------------------

         WICK represents and warrants as follows:

         (a) WICK is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) The authorized capital stock of WICK consists of (i) 25,000,000 shares of common stock, $0.001 par value per share, of which, 1,669,180 shares are issued and outstanding as of June 15, 2002; and (ii) no preferred stock. To the knowledge of WICK, all issued and outstanding shares of WICK's common stock are fully paid and nonassessable.

         (c) Other than as set forth on SCHEDULE 3(C) attached hereto, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of WICK, or any securities convertible into or exchangeable for capital stock of WICK or other securities of WICK, from or by WICK. There are no outstanding obligations of WICK to repurchase, redeem or otherwise acquire any of its shares and there will be none of the foregoing outstanding at the Closing.

         (d)      WICK has no subsidiaries.

         (e) Execution of this Agreement and performance by WICK hereunder has been duly authorized by all requisite corporate action on the part of WICK, and this Agreement constitutes a valid and binding obligation of WICK, and WICK's performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to WICK's knowledge any law or regulation, to which any property of WICK is subject or by which WICK is bound.

         (f) Other than as set forth on SCHEDULE 3(F) attached hereto, WICK has minimal assets and liabilities and the same is represented in audited financial statements of WICK for the fiscal year ended June 30, 2002, and the unaudited financial statements for any interim period which may be prepared prior to closing. Any liabilities shall be under $1500 at closing.

         (g) There is no litigation or proceeding pending or to the Company's knowledge threatened against or relating to WICK, its properties or business.

         (h) WICK is not a party to any material contract. For purposes of this Agreement "material" shall mean any contract, debt, liability, claim or other obligation valued or otherwise worth $2,000 or more.

         (i) Other than Charles Smith, WICK has no officers, directors or employees.

         (j) No current officer, director, affiliate or person known to WICK to be the record or beneficial owner of in excess of 5% of WICK's common stock, or any person known to be an associate of any of the foregoing is a party adverse to WICK or has a material interest adverse to WICK in any material pending legal proceeding.

         (k) WICK has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes and all assessments, fees and charges which it is obligated to pay by federal, state or other taxing authority to the extent that such taxes, assessments, fees and charges have become due. WICK has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of WICK.

         (l) WICK is a publicly reporting company pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Act") and is in compliance with all reporting requirements of the Act. WICK's Form 10-KSB for the period ending December 31, 2000, its Form 10-QSB for the period ending June 30, 2001, its Form 10-QSB for the period ending September 30, 2001, its Form 10-QSB for the period ending December 31, 2001, its 10-QSB for the period ending March 31, 2001, and any other periodic filings made by WICK as filed with the SEC, including all exhibits, documents and attachments thereto, are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not materially misleading.

         (m) WICK's common stock currently trades on the over-the-counter market bulletin board marker commonly referred to as the "OTCBB." WICK is not aware of any fact or circumstance that would jeopardize or otherwise impair the ability of WICK's common stock to continue trading on the OTCBB.

         (n) WICK has had the opportunity to perform all due diligence investigations of WERKE, STPF and STWP and their respective businesses as it has deemed necessary or appropriate and to ask questions of the officers and directors of WERKE, STPF and STWP and has received satisfactory answers to all of its questions. WICK has had access to all documents and information about WERKE, STPF and STWP and has reviewed sufficient information to allow them to evaluate the merits and risks of the transactions contemplated by this Agreement.

         (o) WICK is acquiring the WERKE shares to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

4.       Representations and Warranties of the Werke Shareholders.
         ---------------------------------------------------------

         The Werke Shareholders, jointly and severally, represent and warrant as follows:

         (a) WERKE is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and is licensed or qualified as a foreign corporation in all places in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

         (b) There are no agreements purporting to restrict the transfer of the WERKE Shares, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the WERKE Shares. The WERKE Shares held by the Werke Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. Other than as described herein, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of WERKE, or any securities convertible into or exchangeable for capital stock of WERKE or other securities of WERKE, from or by WERKE.

         (c) The Werke Shareholders have full right, power and authority to sell, transfer and deliver the WERKE Shares, and upon delivery of the certificates therefor as contemplated in this Agreement, the Werke Shareholders will transfer to WICK valid and marketable title to the WERKE Shares, including all voting and other rights to the WERKE Shares free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Werke Shareholders, subject to adjustment at or prior to Closing as set forth in paragraph 1(c), owns and holds that the number or percentage of WERKE Shares that are listed opposite their names on EXHIBIT A attached hereto.

         (d) There is no litigation or proceeding pending, or to any Werke Shareholder's knowledge, threatened, against or relating to WERKE or to the WERKE Shares.

         (e) WERKE has filed in correct form all tax returns of every nature required to be filed by it in its home jurisdiction or otherwise and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. WERKE has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of WERKE.

         (f) The financial statements that have been provided to WICK have been prepared consistent with Generally Accepted Accounting Principles ("GAAP") as recognized by the Peoples Republic of China and other than those adjustments necessitated by conversion from Chinese GAAP to U.S. GAAP in order to consolidate such financial statements with the financial statements of WERKE prior to Closing, will not deviate substantially upon such consolidation.

         (g) The current residence address or principal place of business (for any non-individual shareholder) of the Werke Shareholders is as listed on EXHIBIT A attached hereto.

         (h) The Werke Shareholders have had the opportunity to perform all due diligence investigations of WICK and its business as they have deemed necessary or appropriate and to ask questions of WICK's officers and directors and have received satisfactory answers to all of their questions. The Werke Shareholders have had access to all documents and information about WICK and have reviewed sufficient information to allow them to evaluate the merits and risks of the acquisition of the WICK Stock.

         (i) The Werke Shareholders are acquiring the WICK Stock for their own account (and not for the account of others) for investment and not with a view to the distribution therefor. The Werke Shareholders will not sell or otherwise dispose of the WICK Stock without registration under the Securities Act of 1933, as amended, or an exemption therefrom, and the certificate or certificates representing the WICK Stock will contain a legend to the foregoing effect.


5.       Conduct Prior to the Closing.
         -----------------------------

         WICK and the Werke Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

         (a) Other than as contemplated herein, no change will be made in the charter documents, by-laws, or other corporate documents of WICK or WERKE.

         (b) WICK and WERKE will each use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

         (c) None of the Werke Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the WERKE Shares owned by them.

         (d) WERKE and STPF will use their best efforts to maintain and preserve the business organization, employee relationships and goodwill intact of STWP, and will not allow STWP to enter into any material commitment except in the ordinary course of business.

         (e)      Other  than as  contemplated  herein,  WERKE and STPF will not
                  sell,  transfer,  assign,  hypothecate,   lien,  or  otherwise
                  dispose, encumber or dilute their interest in STWP.

         (f) STPF will convert its interest in STWP into equity in WERKE so that at Closing WERKE will own a 100% interest in STWP.


7.       Conditions to Obligations of the Werke Shareholders and STPF.
         -------------------------------------------------------------

         The Werke Shareholders and STPF's obligations to complete the transactions contemplated herein are subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Werke Shareholders or STPF, as appropriate:

         (a) The representations and warranties of WICK set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by the transactions contemplated hereby.

         (b) WICK will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

         (c) This Agreement will have been approved by the Board of Directors of WICK.

         (d) WICK will have delivered to the Werke Shareholders and STPF the documents set forth below in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

                  (i)      WICK  is  a  corporation   duly  organized,   validly
                           existing, and in good standing;

                  (ii) WICK's authorized capital stock is as set forth herein;

                  (iii) Certified copies of the resolutions of the board of directors of WICK authorizing the execution of this Agreement and the consummation hereof; and

                  (iv) Any further document as may be reasonably requested by counsel to the Shareholders and STPF in order to substantiate any of the representations or warranties of WICK set forth herein.

         (e) There will have occurred no material adverse change in the business, operations or prospects of WICK.

         (f) WICK shall have prepared audited financial statements for the period ending June 30, 2002. Such financial statements shall be prepared in accordance with US GAAP and shall present fairly the financial condition of the Company for that period.

         (g) WICK will have received written consent (in a form acceptable to counsel for the Shareholders and WERKE) from the Shareholders listed on Schedule 6(g) attached hereto agreeing to cancel back to WICK at or prior to Closing those shares listed opposite their names on Schedule 6(g).

         (h) WERKE and STPF will have received approval from the Chinese Securities and Regulatory Commission and any other necessary Chinese governmental approvals of the transactions contemplated by this Agreement.

7.       Conditions to Obligations of WICK.
         ----------------------------------


         WICK's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the WICK, as appropriate:

         (a) The representations and warranties of the Werke Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by the transactions contemplated hereby.

         (b) The Werke Shareholders and STPF will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

         (c) The Werke Shareholders will have delivered to WICK the documents set forth below in form and substance reasonably satisfactory to counsel for WICK, to the effect that:

                  (i)      WERKE  is  a  corporation  duly  organized,   validly
                           existing, and in good standing;

                  (ii) WERKE's authorized capital stock is owned as set forth herein and in EXHIIBIT A, subject to adjustment as set forth in paragraph 1(c); and

                  (iii) Any further document as may be reasonably requested by counsel to the WICK in order to substantiate any of the representations or warranties of the Werke Shareholders or STPF set forth herein.

         (d) There will have occurred no material adverse change in the business, operations or prospects of WERKE, STPF or STWP.


8.       Additional Covenants.
         ---------------------

         (a) Between the date of this Agreement and the Closing, the Werke Shareholders, with respect to WERKE, STPF with respect to itself and WICK, with respect to itself, will, and will cause their respective representatives to, (i) afford the other parties and their representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party; (ii) furnish the other parties and their representatives with copies of all such contracts, books and records, and other existing documents and data as they may reasonably request in connection with the transaction contemplated by this Agreement; and (iii) furnish the other parties and their representatives with such additional financial, operating, and other data and information as they may reasonably request. The Werke Shareholders will cause WERKE to and STPF and WICK will provide each other, with complete copies of all material contracts and other relevant information on a timely basis in order to keep the other parties fully informed of the status of their respective business and operations.

         (b)      WICK  will  deliver  WICK's   corporate   books  and  records,
                  including all records relating to WICK's audited financial statements, to the Shareholders at Closing.

         (c) The parties agree that they will not make, and the Werke Shareholders will not permit WERKE to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other parties, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other parties hereto and seeking their consent to such announcement.

         (d) WICK, STPF and the Werke Shareholders will cooperate with each other in the preparation of a Form 10KSB for the period ending June 30, 2002 and Form 8-K to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

         (e) Each of the WICK officers and directors will deliver a written statement to WICK resigning from all officer and director positions held by them at WICK.

9.       Termination.
         ------------

         This Agreement may be terminated  (1) by mutual consent in writing;  or
(2) by either the Shareholders or WICK if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by January 30, 2002 or such later date as agreed by the parties.


11.      Expenses.
         ---------

         Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

11.      Survival of Representations and Warranties.
         -------------------------------------------

         The representations and warranties of the Shareholders and Wick set out in this Agreement will survive Closing for a period twelve months.

12.      Waiver.
         -------

         Any failure on the part of the parties hereto to comply with any of their obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.


15.      Brokers.
         --------

         Each party agrees to indemnify and hold harmless the other parties against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

16.      Notices.
         --------

         All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:


If to WICK, to:

709-B West Rusk #580
Rockwall, Texas 75087

If to the Shareholders, Werke or STPF, to:

8324 Delgany Avenue
Playa del Rey, California 90293

15.      General Provisions.
         -------------------

         (a) This Agreement will be governed by and under the laws of the State of Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

         (b) The original of this agreement (the "Original") is drafted in the English language. The Parties hereto acknowledge that they may make copies of and translations of this agreement into other languages, however, any disputes regarding the terms and conditions of this agreement shall be resolved according to the terms of the Original. The parties have participated jointly, through the use of the English language, in the negotiation and drafting of this agreement. In the event an ambiguity or question of intent or interpretation arises, this agreement shall be construed as if drafted jointly by the parties in the English language and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

         (c) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in the State of Maryland. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

         (d) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

         (e) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof, including but not limited to the original Share Exchange Agreement between the parties dated June 20, 2002, which upon the execution of this Agreement shall be of no further force and effect. This Agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.

         (f) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

         (g) The parties agree to take any further actions and to execute any further documents which may from time to time be necessary or appropriate to carry out the purposes of this Agreement.

         (h) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

         (i) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

                             SIGNATURE PAGE FOLLOWS

EXECUTED:

WICKLIFFE INTERNATIONAL CORPORATION


By:  /s/ Charles Smith
     ------------------------------
         Charles Smith



SHENYANG TIANWEI PHARMACEUTICAL FACTORY


By:  /s/ Douglas C. MacLellan
     ------------------------------
         Douglas C. MacLellan

THE SHAREHOLDERS REPRESENTATIVE OF WERKE:

By:  /s/ Douglas C. MacLellan
     ------------------------------
         Douglas C. MacLellan



                                    EXHIBIT A

                                       TO
                            SHARE EXCHANGE AGREEMENT


---------------------------------------------- ----------------------------- -----------------------------------

                                                                             Number of WICK Shares to be
                                                      % of Ownership                  issued to
                 Shareholder                         of WERKE Shares         Shareholder or designees
                 -----------                         ---------------         ------------------------
---------------------------------------------- ----------------------------- -----------------------------------
 Ms. Weishi Wang                                30.80                         3,517,000
---------------------------------------------- ----------------------------- -----------------------------------
Jingqiao Jia                                    13.13                         1,500,000
---------------------------------------------- ----------------------------- -----------------------------------
 Zhongguang Jia                                 13.13                         1,500,000
---------------------------------------------- ----------------------------- -----------------------------------
 Byrle Lerner                                   8.76                          1,000,000
---------------------------------------------- ----------------------------- -----------------------------------
 TriPoint Capital Advisors, LLC                 4.38                            500,000
---------------------------------------------- ----------------------------- -----------------------------------
 Tongbo Wang                                    4.37                            500,000
---------------------------------------------- ----------------------------- -----------------------------------
 Douglas MacLellan                              4.16                            475,000
---------------------------------------------- ----------------------------- -----------------------------------
 Shuhua Gao                                     3.06                            350,000
---------------------------------------------- ----------------------------- -----------------------------------
 That Ngo Ph.D.                                 2.71                            310,000
---------------------------------------------- ----------------------------- -----------------------------------
 Ping Ngo                                       2.22                            254,000
---------------------------------------------- ----------------------------- -----------------------------------
 Yushun Jin                                     1.31                            150,000
---------------------------------------------- ----------------------------- -----------------------------------
 Zhongchen Liu                                  1.31                            150,000
---------------------------------------------- ----------------------------- -----------------------------------
 Shuqing Fu                                     1.31                            150,000
---------------------------------------------- ----------------------------- -----------------------------------
 InvestorCommunications Company                 1.05                            120,000
---------------------------------------------- ----------------------------- -----------------------------------
 Chaoying Li                                    0.96                            110,000
---------------------------------------------- ----------------------------- -----------------------------------
 The MacLellan Group, Inc.                      0.79                             90,000
---------------------------------------------- ----------------------------- -----------------------------------
 Lujiao Zhang                                   0.66                             75,000
---------------------------------------------- ----------------------------- -----------------------------------
 Liantie Wang                                   0.50                             57,000
---------------------------------------------- ----------------------------- -----------------------------------
 Haoyu Zhang                                    0.46                             53,000
---------------------------------------------- ----------------------------- -----------------------------------
 Chang Hou                                      0.44                             50,000
---------------------------------------------- ----------------------------- -----------------------------------
 Xianfen Guo                                    0.39                             45,000
---------------------------------------------- ----------------------------- -----------------------------------
 Qi Ru Zhao                                     0.39                             45,000
---------------------------------------------- ----------------------------- -----------------------------------
 Duane H. Cameron & Lydia Byrne Cameron JT      0.26                             30,000
---------------------------------------------- ----------------------------- -----------------------------------
 Charles E.  Kunz & Cynthia Thomason JT         0.26                             30,000
---------------------------------------------- ----------------------------- -----------------------------------
 Mark Bluer                                     0.22                             25,000
---------------------------------------------- ----------------------------- -----------------------------------
 Clifford Pearson                               0.22                             25,000
---------------------------------------------- ----------------------------- -----------------------------------
 AMDL, Inc.                                     0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Ge Cheng                                       0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Gui Chun Feng                                  0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Chaomei Fu                                     0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Zan Liu                                        0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Xiujun Meng                                    0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Weigang Lu                                     0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Jianwei Shen                                   0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------


                                       40




---------------------------------------------- ----------------------------- -----------------------------------


                                                                             Number of WICK Shares to be
                                                      % of Ownership                  issued to
                 Shareholder                         of WERKE Shares         Shareholder or designees
                 -----------                         ---------------         ------------------------
---------------------------------------------- ----------------------------- -----------------------------------
 Lifeng Zhang                                   0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Lijuan Zhang                                   0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Fang Zheng                                     0.17                             20,000
---------------------------------------------- ----------------------------- -----------------------------------
 Fred Kurata                                    0.13                             15,000
---------------------------------------------- ----------------------------- -----------------------------------
 Marge Graf                                     0.09                             10,000
---------------------------------------------- ----------------------------- -----------------------------------
 Global Financial Group Inc.                    0.09                             10,000
---------------------------------------------- ----------------------------- -----------------------------------
 Christine Pietschman                           0.09                             10,000
---------------------------------------------- ----------------------------- -----------------------------------
 Xinyou Yang                                    0.09                             10,000
---------------------------------------------- ----------------------------- -----------------------------------
 Thomas Tilton                                  0.04                              5,000
---------------------------------------------- ----------------------------- -----------------------------------
 Edward Arquilla                                0.02                              2,500
---------------------------------------------- ----------------------------- -----------------------------------
 Wayne Morrow                                   0.02                              2,500
---------------------------------------------- ----------------------------- -----------------------------------
 Marvin E. Rosenthale                           0.02                              2,500
---------------------------------------------- ----------------------------- -----------------------------------
 Virginia Wong                                  0.02                              2,500
---------------------------------------------- ----------------------------- -----------------------------------
 Weihua Zhao                                    0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Jing Shan                                      0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Lina Zhang                                     0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Yanjie Dong                                    0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Yadong Zhang                                   0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Shulan Zai                                     0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Deyan Zhao                                     0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Xiufen Zhang                                   0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Qi Wang                                        0.02                              2,000
---------------------------------------------- ----------------------------- -----------------------------------
 Perry G. Rucker                                0.01                              1,000
---------------------------------------------- ----------------------------- -----------------------------------


                                  SCHEDULE 3(C)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                    Subscription Rights, Options and Warrants


                                      NONE


                                  SCHEDULE 3(F)
                                       TO
                            SHARE EXCHANGE AGREEMENT

                             Assets and Liabilities


                                  $0.00 Assets
                           Liabilities less than $1500

                                  SCHEDULE 6(G)
                                       TO
                            SHARE EXCHANGE AGREEMENT

Shareholders Canceling Back Shares to WICK

Charles Smith is the beneficial owner of 1,000,000 shares held in varying certificates.

At closing Charles Smith will direct the Company's transfer agent to cancel back the certificate(s) representing 242,500 of his shares back to the treasury of the Company.

                                    EXHIBIT B
                                    ---------

                                       TO
                            SHARE EXCHANGE AGREEMENT


                AGREEMENT TO APPOINT SHAREHOLDERS REPRESENTATIVE

         AGREEMENT made this 9th day of December 2002, by and between the owners of record (the "Shareholders") of all of the issued and outstanding stock of Werke Pharmaceuticals, Inc., a Delaware corporation ("WERKE") and Douglas C. MacLellan (the "Shareholders Representative").

                                    RECITALS

         A. The Shareholders currently own 11,420,000 shares of WERKE common stock (the "Werke Stock") and constitute all the shareholders of WERKE (the "Company");

         B. The Shareholders wish to enter into a Share Exchange Agreement (the "Share Exchange Agreement") with Wickliffe International Corporation ("WICK"), pursuant to which WICK will purchase all of the issued and outstanding shares of the Company's common stock from the Shareholders in exchange for 11,420,000 shares of WICK common shares.

         C.     It  is  the  desire  of  the  Shareholders  to  provide  for   a
representative to negotiate and enter into the Share Exchange Agreement on their behalf.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties agree as follows:

5.       Appointment of Shareholders Representative.
         -------------------------------------------

The parties to this Agreement hereby agree to the appointment of Douglas MacLellan (the "Shareholders Representative") as representative of the parties to this Agreement, for the purpose of negotiating and entering into the Share Exchange Agreement on their behalf.

6.       Escrow and Disbursement of Shares by Representative.
         ----------------------------------------------------

(a) At the Closing of the Share Exchange Agreement, WICK will provide or cause to be provided the Common Stock to the Shareholders Representative.

(b) The Shareholders Representative shall, within a reasonable period of time following the Closing, forward the shares of the Common Stock to the Shareholders on a pro rata basis, in the same proportion as the percentage of their ownership interest in the STWP Stock, as set forth on Schedule A annexed hereto. Any fractional shares that will result due to such pro rata distribution will be rounded up to the next highest whole number.

(c) Schedule A may be amended by the parties to this Agreement at or prior to the Closing in order to give effect to the conversion by Shenyang Tianwei Pharmaceutical Factory ("STPF") of its interest in Shenyang Tainwei Werke Pharmaceutical Co., Ltd. ("STWP") into equity in WERKE and to reflect other changes in the capital structure of WERKE which may be caused by investment into WERKE by third parties prior to the Closing. Any additional shareholders which are added to Schedule A, at or prior to Closing will agree to be bound by the terms of this Agreement, however, their failure to do so prior to Closing will not effect the validity or enforceability of this Agreement as between the present parties.

7.       Representations and Warranties of Shareholders.
         -----------------------------------------------

(a) The Shareholders agree and understand that they are appointing the Shareholders Representative to negotiate the Shareholders Agreement on their behalf and that, as a result, the Shareholders Representative may bind them to the terms of such agreement in accordance with his reasonable judgement.

(b) The Shareholders agree and understand that the Shareholders Representative may agree to representations, warranties and covenants on their behalf in connection with the Share Exchange for which they may be subject to liability or damages in the future should they breach such representations, warranties or covenants.

(c) The Shareholders agree and understand that they will have no right to review the final Share Exchange Agreement prior to its execution on their behalf by the Shareholders Representative and hereby waive all right to such review.

8.       Indemnification.
         ----------------

The   Shareholders  and  the  Company  shall,  to  the  fullest  extent  legally permissible, indemnify the Shareholders Representative against any and all liabilities and expenses incurred in connection with the defense or disposition of any action, suit, or other proceeding by reason of the Shareholders Representative having served in his capacity with respect to this Agreement, the Share Exchange Agreement and any ancillary agreements thereto; except with respect to any matter as to which the Shareholders Representative shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the parties hereto.

                               GENERAL PROVISIONS.

(a) This agreement shall be governed by and under the laws of the State of Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part shall be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this agreement shall remain in full force and effect.

(b) Any dispute arising under or in any way related to this agreement shall be submitted to binding arbitration by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration shall be conducted in the State of Maryland. The arbitration shall be binding on the parties and the arbitration award may be confirmed by any court of competent jurisdiction.

(c) This agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by the parties.

(d) This agreement is entered into by the parties hereto for their xclusive benefit. The Agreement is expressly not intended for the benefit of any other party, including but not limited to, any creditor of the Company, the Shareholders, WICK or any other person, and no third party shall have any rights under this Agreement or otherwise.

(e) Any notice or other communication pursuant hereto shall be given to a party at its address set forth in Schedule A annexed hereto, by (i) personal delivery, (ii) commercial overnight courier with written verification of receipt, or (iii) registered or certified mail. If so mailed or delivered, a notice shall be deemed given on the earlier of the date of actual receipt or three (3) days after the date of authorized delivery.

(f) This agreement may be executed in counterparts, each one of which shall constitute an original and all of which taken together shall constitute one document.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first written above.

SHENYANG TIANWEI PHARMACEUTICAL FACTORY


By:  /s/ Madam Weishi Wang
     ---------------------------------
         Madam Weishi Wang,
         Chairman


By: /s/  Douglas MacLellan
    ----------------------------------
         Douglas C. MacLellan
         Vice Chairman


Shareholders Representative


    /s/  Douglas MacLellan
    ----------------------------------
         Douglas C. MacLellan


THE SHAREHOLDERS:


    /s/  Douglas MacLellan
    ----------------------------------
Name:    Douglas MacLellan


    /s/  Madam Wei Shi Wang
    ----------------------------------
Name:    Madam Wei Shi Wang


    /s/  The MacLellan Group, Inc.
    ----------------------------------
Name:    The MacLellan Group, Inc.


    /s/  Byrle Lerner
    ----------------------------------
Name:    Byrle Lerner


    /s/ That Ngo Ph.D.
    ----------------------------------
Name:   That Ngo Ph.D.


    /s/ TriPoint Capital Advisors, LLC
    ----------------------------------
Name:   TriPoint Capital Advisors, LLC


    /s/ Ping Y. Ngo
    ----------------------------------
Name:   Ping Y. Ngo


    /s/ Thomas V. Tilton
    ----------------------------------
Name:   Thomas V. Tilton

    /s/ Global Financial Group, Inc.
    ----------------------------------
Name:   Global Financial Group, Inc.


    /s/ Wayne Morrow
    ----------------------------------
Name:   Wayne Morrow


    /s/ Marvin Rosenthale
    ----------------------------------
Name:   Marvin Rosenthale


    /s/ Edward Arquilla
    ----------------------------------
Name:   Edward Arquilla


    /s/ Chaoying Li
    ----------------------------------
Name:   Chaoying Li


    /s/ Virginia Wong
    ----------------------------------
Name:   Virginia Wong


    /s/ Perry Rucker
    ----------------------------------
Name:   Perry Rucker


    /s/ Charles E Kunz
    ----------------------------------
Name:   Charles E Kunz


    /s/ Cynthia Thomason
        ------------------------------
Name:   Cynthia Thomason


    /s/ Duane H. Cameron
    ----------------------------------
Name:   Duane H. Cameron


    /s/ Lynda Bryne-Cameron
    ----------------------------------
Name:   Lynda Bryne-Cameron


    /s/ Fred Kurata
    ----------------------------------
Name:   Fred Kurata


    /s/ AMDL, Inc.
    ----------------------------------
Name:   AMDL, Inc.

    /s/ Christine Pietschman
    ----------------------------------
Name:   Christine Pietschman



    /s/ Clifford Pearson
    ----------------------------------
Name:   Clifford Pearson


    /s/ Mark Bluer
    ----------------------------------
Name:   Mark Bluer


    /s/ Lifeng Zhang
    ----------------------------------
Name:   Lifeng Zhang


    /s/ Marge Graf
    ----------------------------------
Name:   Marge Graf


    /s/ Investor Communications Company, LLC
    ----------------------------------------
Name:   Investor Communications Company, LLC


    /s/ Chaoying Li
    ----------------------------------
Name:   Chaoying Li


    /s/ Tongbo Wang
    ----------------------------------
Name:   Tongbo Wang


    /s/ Shuhua Gao
    ----------------------------------
Name:   Shuhua Gao


    /s/ Yushun Jin
    ----------------------------------
Name:   Yushun Jin


    /s/ Jingqiao Jia
    ----------------------------------
Name:   Jingqiao Jia


    /s/ Zhongguang Jia
    ----------------------------------
Name:   Zhongguang Jia


    /s/ Lujiao Zhang
    ----------------------------------
Name:   Lujiao Zhang

    /s/ Zhongchen Liu
    ----------------------------------
Name:   Zhongchen Liu


    /s/Shuqing Fu
    ----------------------------------
Name:  Shuqing Fu


    /s/ Weigang Lu
    ----------------------------------
Name:   Weigang Lu


    /s/ Zan Liu
    ----------------------------------
Name:   Zan Liu


    /s/ Ge Cheng
    ----------------------------------
Name:   Ge Cheng


    /s/ Chaomei Fu
    ----------------------------------
Name:   Chaomei Fu


    /s/ Fang Zheng
    ----------------------------------
Name:   Fang Zheng



    /s/ Jianwei Shen
    ----------------------------------
Name:   Jianwei Shen


    /s/ Xinyou Yang
    ----------------------------------
Name:   Xinyou Yang


    /s/ Lijuan Zhang
    ----------------------------------
Name:   Lijuan Zhang


    /s/ Liantie Wang
    ----------------------------------
Name:   Liantie Wang


    /s/ Qiru Zhao
    ----------------------------------
Name:   Qiru Zhao


    /s/ Haoyu Zhang
    ----------------------------------
Name:   Haoyu Zhang


    /s/ Guichun Feng
    ----------------------------------
Name:   Guichun Feng

    /s/ Xiujun Meng
    ----------------------------------
Name:   Xiujun Meng


    /s/ Xianfen Guo
    ----------------------------------
Name:   Xianfen Guo


    /s/ Chang Hou
    ----------------------------------
Name:   Chang Hou


    /s/ Weihua Zhao
    ----------------------------------
Name:   Weihua Zhao


    /s/ Jing Shan
    ----------------------------------
Name:   Jing Shan


    /s/ Lina Zhang
    ----------------------------------
Name:   Lina Zhang


    /s/ Yanjie Dong
    ----------------------------------
Name:   Yanjie Dong


    /s/ Yadong Zhang
    ----------------------------------
Name:   Yadong Zhang



    /s/ Shulan Zai
    ----------------------------------
Name:   Shulan Zai


    /s/ Deyan Zhao
    ----------------------------------
Name:   Deyan Zhao


    /s/ Xiufen Zhang
    ----------------------------------
Name:   Xiufen Zhang


    /s/ Qi Wang
    ----------------------------------
Name:   Qi Wang

                                  Exhibit 1.3


              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       FOR
                       WICKLIFFE INTERNATIONAL CORPORATION


         Pursuant to the  following  provisions  under Nevada  Revised  Statutes
78.385 and 78.390, the undersigned hereby adopts the following Articles of Amendment for WICKLIFFE INTERNATIONAL CORPORATION (the "company"):

1.   Name of Corporation:       Wickliffe International Corporation

2.   The articles have been amended as follows:

ARTICLE I

         The name of this corporation is Axiom Pharmaceuticals, Inc.

ARITCLE IV

                  The total number of shares of all classes of stock that this corporation shall have the authority to issue is Sixty Million (60,000,000) shares, which are divided into Fifty Million (50,000,000) shares of Common Stock with a par value of $0.001 each, amounting to Fifty Thousand Dollars ($50,000) and Ten Million (10,000,000) shares of Preferred Stock with a par value of $0.001 each, amounting to Ten Thousand Dollars ($10,000).

                  The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, powers, full or limited, or no voting powers, and shall have such designations, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise as least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 1,000,000 shares representing 59.9% of the outstanding shares.

Signatures:

/s/ Charles Smith
-------------------
    Charles Smith
    President, Secretary, Treasurer, and Sole Director